                                                               EXHIBIT 99(B)

                     CONSENT OF PERSON TO BECOME A DIRECTOR OF
                           NIAGARA MOHAWK HOLDINGS, INC.
                    AT THE EFFECTIVE TIME OF THE SHARE EXCHANGE



          I hereby consent to the reference to my election as a director of Niagara Mohawk Holdings, Inc. ("Holdings") in the Prospectus/Proxy Statement constituting part of Holdings' Registration Statement on Form S-4.



   /s/  SALVATORE H. ALFIERO
---------------------------------
Salvatore H. Alfiero

May 15, 1998

                     CONSENT OF PERSON TO BECOME A DIRECTOR OF
                           NIAGARA MOHAWK HOLDINGS, INC.
                    AT THE EFFECTIVE TIME OF THE SHARE EXCHANGE



          I hereby consent to the reference to my election as a director of Niagara Mohawk Holdings, Inc. ("Holdings") in the Prospectus/Proxy Statement constituting part of Holdings' Registration Statement on Form S-4.



   /s/  ALBERT J. BUDNEY, JR.
---------------------------------
Albert J. Budney, Jr.

May 15, 1998

                     CONSENT OF PERSON TO BECOME A DIRECTOR OF
                           NIAGARA MOHAWK HOLDINGS, INC.
                    AT THE EFFECTIVE TIME OF THE SHARE EXCHANGE



          I hereby consent to the reference to my election as a director of Niagara Mohawk Holdings, Inc. ("Holdings") in the Prospectus/Proxy Statement constituting part of Holdings' Registration Statement on Form S-4.



   /s/  DR. BONNIE GUITON HILL
---------------------------------
Dr. Bonnie Guiton Hill

May 15, 1998

                     CONSENT OF PERSON TO BECOME A DIRECTOR OF
                           NIAGARA MOHAWK HOLDINGS, INC.
                    AT THE EFFECTIVE TIME OF THE SHARE EXCHANGE



          I hereby consent to the reference to my election as a director of Niagara Mohawk Holdings, Inc. ("Holdings") in the Prospectus/Proxy Statement constituting part of Holdings' Registration Statement on Form S-4.



   /s/  HENRY A. PANASCI, JR.
---------------------------------
Henry A. Panasci, Jr.

May 15, 1998

                     CONSENT OF PERSON TO BECOME A DIRECTOR OF
                           NIAGARA MOHAWK HOLDINGS, INC.
                    AT THE EFFECTIVE TIME OF THE SHARE EXCHANGE



          I hereby consent to the reference to my election as a director of Niagara Mohawk Holdings, Inc. ("Holdings") in the Prospectus/Proxy Statement constituting part of Holdings' Registration Statement on Form S-4.



   /s/  WILLIAM F. ALLYN
---------------------------------
William F. Allyn

May 15, 1998

                     CONSENT OF PERSON TO BECOME A DIRECTOR OF
                           NIAGARA MOHAWK HOLDINGS, INC.
                    AT THE EFFECTIVE TIME OF THE SHARE EXCHANGE



          I hereby consent to the reference to my election as a director of Niagara Mohawk Holdings, Inc. ("Holdings") in the Prospectus/Proxy Statement constituting part of Holdings' Registration Statement on Form S-4.



   /s/  WILLIAM E. DAVIS
---------------------------------
William E. Davis

May 15, 1998

                     CONSENT OF PERSON TO BECOME A DIRECTOR OF
                           NIAGARA MOHAWK HOLDINGS, INC.
                    AT THE EFFECTIVE TIME OF THE SHARE EXCHANGE



          I hereby consent to the reference to my election as a director of Niagara Mohawk Holdings, Inc. ("Holdings") in the Prospectus/Proxy Statement constituting part of Holdings' Registration Statement on Form S-4.



   /s/  WILLIAM J. DONLON
---------------------------------
William J. Donlon

May 15, 1998

                     CONSENT OF PERSON TO BECOME A DIRECTOR OF
                           NIAGARA MOHAWK HOLDINGS, INC.
                    AT THE EFFECTIVE TIME OF THE SHARE EXCHANGE



          I hereby consent to the reference to my election as a director of Niagara Mohawk Holdings, Inc. ("Holdings") in the Prospectus/Proxy Statement constituting part of Holdings' Registration Statement on Form S-4.



   /s/  ANTHONY H. GIOIA
---------------------------------
Anthony H. Gioia

May 15, 1998

                     CONSENT OF PERSON TO BECOME A DIRECTOR OF
                           NIAGARA MOHAWK HOLDINGS, INC.
                    AT THE EFFECTIVE TIME OF THE SHARE EXCHANGE



          I hereby consent to the reference to my election as a director of Niagara Mohawk Holdings, Inc. ("Holdings") in the Prospectus/Proxy Statement constituting part of Holdings' Registration Statement on Form S-4.



   /s/  DR. PATTI MCGILL PETERSON
---------------------------------
Dr. Patti McGill Peterson

May 15, 1998

                     CONSENT OF PERSON TO BECOME A DIRECTOR OF
                           NIAGARA MOHAWK HOLDINGS, INC.
                    AT THE EFFECTIVE TIME OF THE SHARE EXCHANGE



          I hereby consent to the reference to my election as a director of Niagara Mohawk Holdings, Inc. ("Holdings") in the Prospectus/Proxy Statement constituting part of Holdings' Registration Statement on Form S-4.



   /s/  LAWRENCE BURKHARDT, III
---------------------------------
Lawrence Burkhardt, III

May 15, 1998

                     CONSENT OF PERSON TO BECOME A DIRECTOR OF
                           NIAGARA MOHAWK HOLDINGS, INC.
                    AT THE EFFECTIVE TIME OF THE SHARE EXCHANGE



          I hereby consent to the reference to my election as a director of Niagara Mohawk Holdings, Inc. ("Holdings") in the Prospectus/Proxy Statement constituting part of Holdings' Registration Statement on Form S-4.



   /s/  DOUGLAS M. COSTLE
---------------------------------
Douglas M. Costle

May 15, 1998

                     CONSENT OF PERSON TO BECOME A DIRECTOR OF
                           NIAGARA MOHAWK HOLDINGS, INC.
                    AT THE EFFECTIVE TIME OF THE SHARE EXCHANGE



          I hereby consent to the reference to my election as a director of Niagara Mohawk Holdings, Inc. ("Holdings") in the Prospectus/Proxy Statement constituting part of Holdings' Registration Statement on Form S-4.



   /s/  DONALD B. RIEFLER
---------------------------------
Donald B. Riefler

May 15, 1998

                     CONSENT OF PERSON TO BECOME A DIRECTOR OF
                           NIAGARA MOHAWK HOLDINGS, INC.
                    AT THE EFFECTIVE TIME OF THE SHARE EXCHANGE



          I hereby consent to the reference to my election as a director of Niagara Mohawk Holdings, Inc. ("Holdings") in the Prospectus/Proxy Statement constituting part of Holdings' Registration Statement on Form S-4.



   /s/  STEPHEN B. SCHWARTZ
---------------------------------
Stephen B. Schwartz

May 15, 1998

                     CONSENT OF PERSON TO BECOME A DIRECTOR OF
                           NIAGARA MOHAWK HOLDINGS, INC.
                    AT THE EFFECTIVE TIME OF THE SHARE EXCHANGE



          I hereby consent to the reference to my election as a director of Niagara Mohawk Holdings, Inc. ("Holdings") in the Prospectus/Proxy Statement constituting part of Holdings' Registration Statement on Form S-4.



   /s/  CLARK A. JOHNSON
---------------------------------
Clark A. Johnson

May 15, 1998